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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004




                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      333-100675                 36-4509743
-------------------------------     ----------------       --------------------
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation                           Number              Identification No.)



                      60 Wall Street, New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                     10019
                                 ---------------
                                   (Zip Code)


        Registrant's telephone number, including area code (212) 250-7010



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


Item 5. OTHER EVENTS

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-5, are attached hereto, as
Exhibit 1 in the case of KPMG LLP and as Exhibit 2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 3.

                  In addition, the unaudited financial statements of FGIC as of June 30, 2004, and for the three and six month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 4.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                  See Exhibits 3 and 4.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                                      Item 601(a) of
                                      Regulation S-K
                  Exhibit No.         Exhibit No.               Description
                  -----------         -----------               -----------
                        1                   23                  Consent of KPMG LLP

                        2                   23                  Consent of Ernst & Young LLP

                        3                   99.1                Financial  statements  of FGIC as of  December  31,
                                                                2003 and  2002,  and for  each of the  years in the
                                                                three-year  period ended  December  31, 2003.  Such
                                                                financial  statements  have  been  filed  on  paper
                                                                pursuant to a continuing  hardship  exemption  from
                                                                certain electronic requirements.

                        4                   99.1                Financial statements of FGIC as of
                                                                June 30, 2004 and December  31,  2003,  and for the
                                                                three and six month  periods  ended  June 30,  2004
                                                                and  2003.  Such  financial  statements  have  been
                                                                filed on paper  pursuant to a  continuing  hardship
                                                                exemption from certain electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 25, 2004



                                 DEUTSCHE MORTGAGE SECURITIES, INC.



                                 By: /s/ Peter Cerwin
                                    ------------------------------------
                                 Name: Peter Cerwin
                                 Title: Director


                                 By: /s/ Susan Valenti
                                    ------------------------------------
                                 Name:   Susan Valenti
                                 Title:  Director


                                  EXHIBIT INDEX

                                         Item 601(a) of
                                         Regulation S-K
                  Exhibit No.            Exhibit No.            Description
                  -----------            -----------            -----------
                      1                     23                  Consent of KPMG LLP

                      2                     23                  Consent of Ernst & Young LLP

                      3                     99.1                Financial statements of FGIC as of
                                                                December  31,  2003 and  2002,  and for each of the
                                                                years in the  three-year  period ended December 31,
                                                                2003.  Such  financial  statements  have been filed
                                                                on  paper   pursuant  to  a   continuing   hardship
                                                                exemption from certain electronic requirements.

                      4                     99.1                Financial statements of FGIC as of
                                                                June 30, 2004 and December  31,  2003,  and for the
                                                                three and six month  periods  ended  June 30,  2004
                                                                and  2003.  Such  financial  statements  have  been
                                                                filed on paper  pursuant to a  continuing  hardship
                                                                exemption from certain electronic requirements.